UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2023

ANTERO MIDSTREAM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38075	61-1748605
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1615 Wynkoop Street

Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code (303) 357-7310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 Per Share	AM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As further described below in Item 5.07 of this Current Report on Form 8-K, on June 6, 2023, at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Antero Midstream Corporation (the “Company”), the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation. On June 8, 2023, the Company filed the Amendment with the Secretary of State of the State of Delaware, and the Amendment became effective upon filing.

A description of the Amendment is set forth in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2023 (the “Proxy”) in the section entitled “Item 4: Amendment to Antero Midstream’s Charter to Reflect Officer Exculpation,” which description is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders were requested to (i) elect three Class I members of the Company’s Board of Directors (the “Board”) to serve until the Company’s 2026 annual meeting of stockholders; (ii) ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023; (iii) approve, on an advisory basis, the compensation of the Company’s named executive officers; and (iv) approve the amendment to the Company’s certificate of incorporation to reflect new Delaware law provisions regarding officer exculpation. Each of these items is more fully described in the Proxy.

The results of the matters voted upon at the Annual Meeting are as follows:

Proposal No. 1 - Election of Class I Directors: Votes regarding the persons elected as Class I directors were as follows:

Nominee	For	Withheld	Broker Non-Votes
Peter A. Dea	381,061,511	13,760,585	45,299,512
W. Howard Keenan, Jr.	323,442,776	71,379,320	45,299,512
Janine J. McArdle	382,249,452	12,572,644	45,299,512

Proposal No. 2 — Ratification of the Appointment of KPMG LLP: The ratification of the appointment of KPMG LLP was approved as follows:

For	Against	Abstain
438,770,737	555,631	795,240

Proposal No. 3 — Approval of the Compensation, on an Advisory Basis, of the Company’s Named Executive Officers: The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
352,657,215	40,668,727	1,496,154	45,299,512

Proposal No. 4 — Approval of the Amendment to the Company’s certificate of incorporation to reflect officer exculpation: The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
360,882,747	32,838,312	1,101,037	45,299,512

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of Antero Midstream Corporation, dated June 8, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTERO MIDSTREAM CORPORATION

By:	/s/ Brendan E. Krueger
Brendan E. Krueger
Chief Financial Officer, Vice President –Finance and Treasurer

Dated: June 8, 2023